American Beacon Balanced Fund

American Beacon Large Cap Value Fund

Supplement dated

December 27, 2019

to the

Prospectus, Summary Prospectuses, and Statement of Additional Information dated February 28, 2019, each as previously amended or supplemented

At meetings held on November 11-12, 2019, the Board of Trustees of American Beacon Funds (the “Trust”) approved the termination of an investment advisory agreement among American Beacon Advisors, Inc. (“AmBeacon”), Brandywine Global Investment Management, LLC (“Brandywine”) and the Trust, with respect to the American Beacon Balanced Fund (“Balanced Fund”) and the American Beacon Large Cap Value Fund (“Large Cap Value Fund”). The investment advisory agreement will be terminated on or about [January 15, 2020] (the “Effective Date”) with respect to the Balanced Fund and the Large Cap Value Fund. Effective on or about the Effective Date, the assets of the Balanced Fund previously managed by Brandywine will be allocated amongst the Balanced Fund’s other existing sub-advisors, Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”), and the Balanced Fund’s manager, AmBeacon. Additionally, effective on or about the Effective Date, the assets of the Large Cap Value Fund previously managed by Brandywine will be allocated amongst the Large Cap Value Fund’s other existing sub-advisors, Barrow, Hotchkis, and Massachusetts Financial Services Company.

Effective as of the Effective Date, the following changes are to be made to the Prospectus, Summary Prospectuses, and Statement of Additional Information:

1.	All references to Brandywine Global Investment Management, LLC as a sub-advisor to the Balanced Fund and the Large Cap Value Fund in the Prospectus, Summary Prospectuses, and Statement of Additional Information are deleted.

2.	All references and information in the Prospectus, Summary Prospectuses, and Statement of Additional Information relating to the portfolio managers responsible for managing Brandywine’s portion of the Balanced Fund and the Large Cap Value Fund are deleted.

3.	On page 37 of the Prospectus, under the heading “Additional Information About the Management of the Funds—American Beacon Balanced Fund”, the second paragraph is deleted and replaced with the following:

Currently, approximately one-half of the Fund’s assets are allocated to Barrow, Hanley, Mewhinney & Strauss, LLC, who decides the proportion of assets to invest in equity and fixed-income securities in accordance with the Fund’s guidelines. The remaining one-half of the Fund’s assets are allocated between the Manager, who invests its allocation in fixed-income securities, and Hotchkis and Wiley Capital Management, LLC, who invests its allocation in equity securities.

4.	On page 37 of the Prospectus, under the heading “Additional Information About the Management of the Funds—American Beacon Large Cap Value Fund”, the second paragraph is deleted and replaced with the following:

Currently, the Fund’s assets are allocated in approximately equal amounts to Barrow, Hanley, Mewhinney & Strauss, LLC, Hotchkis and Wiley Capital Management, LLC, and Massachusetts Financial Services Company.

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